UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2025

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7900 E. Union Ave, Suite 320
Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

1.01

Item 1.01 Entry into a Material Definitive Agreement

On  January 6, 2025, Gold Resource Corporation (the “Company”) entered into securities purchase agreements with certain investors providing for the purchase and sale of up to 15,625,000 shares of its common stock at a price of $0.16 per share (the “Shares”) in a registered direct offering (the “Offering”). The Offering is expected to close on or about January 17, 2025, subject to the satisfaction of customary closing conditions.

The Shares will be sold by the Company in a registered direct offering pursuant to a “shelf” registration statement on Form S-3 (File No. 333-271913), including an accompanying prospectus, declared effective by the United States Securities and Exchange Commission (“SEC”) on June 9, 2023. The offering of the Shares was made only by means of a prospectus, including a prospectus supplement, that forms a part of the registration statement. A final prospectus supplement and accompanying prospectus relating to the registered direct offering has been filed with the Securities and Exchange Commission (the “SEC”) and is available on the SEC’s website located at www.sec.gov.

The Company intends to use the proceeds from the Offering for working capital requirements and general corporate purposes.

A copy of the opinion of Davis Graham & Stubbs LLP relating to the legality of the issuance and sale of the Shares in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing description of the securities purchase agreements is not complete and is qualified in its entirety by reference to the full text of the form of securities purchase agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. When used in this Current Report on Form 8-K, the words “plan,” “target,” “anticipate,” “believe,” “estimate,” “intend” and “expect” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, without limitation, (i) the anticipated completion of the offering and (ii) the intended use of proceeds from the Offering. All forward-looking statements in this Current Report on Form 8-K are based upon information available to Gold Resource Corporation as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update any such forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, and there can be no assurance that such statements will prove to be accurate. The Company’s actual results could differ materially from those discussed in this Current Report on Form 8-K. Forward-looking statements are subject to risks and uncertainties, including the failure of a closing condition under the securities purchase agreements or the inability to timely obtain required NYSE American approval. Additional risks related to the Company may be found in the periodic and current reports filed with the SEC by the Company, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which are available on the SEC’s website at www.sec.gov.

Item 7.01 Regulation FD Disclosure

On January 7, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

The information furnished under this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
5.1	Opinion of Davis Graham & Stubbs LLP.
10.1	Form of Securities Purchase Agreement.
23.1	Consent of Davis Graham & Stubbs LLP (included in Exhibit 5.1).
99.1	News Release dated January 7, 2025.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: January 8, 2025	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President

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